MONARCH FUNDS

Daily Assets Government Fund

Daily Assets Treasury Fund

(the “Portfolios”)

Supplement Dated November 26, 2008

to the Prospectus Dated February 12, 2008

At a Meeting of the Board of Trustees of the Monarch Funds on November 24, 2008, the Board adopted the resolution shown below expressing the Board’s intention to close the Monarch Daily Assets Government Fund and the Monarch Daily Assets Treasury Fund. At a subsequent Meeting on November 26, 2008, the Board authorized the inclusion in a prospectus supplement of the resolution it adopted on November 24, 2008, with an additional explanatory paragraph as follows:

RESOLVED, that it is the intention of the Board to approve the closure of the Monarch Daily Assets Treasury Fund and the Monarch Daily Assets Government Fund (the “Portfolios”) by the end of the first quarter of 2009 based on the recommendation of Monarch Investment Advisors, LLC that, following anticipated redemptions by shareholders of the Portfolios prior to the end of the first quarter of 2009, the expense ratios of the Portfolios would no longer be competitive.

A financial intermediary (the “Intermediary”) whose customers own a substantial majority of the Monarch Daily Assets Government Fund and the Monarch Daily Assets Treasury Fund (the “Portfolios’”) shares has advised Monarch Investment Advisors, LLC (“Monarch”) that the Intermediary will no longer make available to its customers or support investments in the Portfolios and that it plans to make available to its customers and support investments in money market funds (the “New Funds”) managed by another investment adviser (the “New Adviser”). Monarch and the New Adviser have entered into an agreement under which Monarch will be compensated by the New Adviser for, among other things, assisting in the operational aspects of redemptions by shareholders of their shares in the Portfolios to provide proceeds for investments in the New Funds through the Intermediary.

For more information regarding how this may affect your account, please contact your financial intermediary directly or a Monarch Funds customer service representative at (800) 754-8757.

Please retain for future reference.